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                                                                    Exhibit 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

     In connection with the Annual Report of Hudson Respiratory Care Inc. (the "Company") on Form 10-K for the quarter ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, Charles A. French, President and Chief Executive Officer of the Company, certify, to my knowledge, that:

     1. The Annual Report fully complies with the requirements of Section 13(a) of the Securities and Exchange Act of 1934; and

     2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                           /s/ Charles A. French
                                           -------------------------------------
                                           Charles A. French
                                           President and Chief Financial Officer
                                           March 24, 2003